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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  March 4, 1996



                                   AAON, INC.

             (Exact name of registrant as specified in its charter)



                Nevada               33-18336-LA        87-0448736
                ------               -----------        ----------
     (State or other jurisdiction    (Commission      (IRS Employer
           of incorporation)         File Number)  Identification No.)


                    2425 South Yukon, Tulsa, Oklahoma 74107
                    ---------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (918) 583-2266
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Item 5.  Other Events.
         ------------

         On March 4, 1996, the Registrant executed the Sixth Amendment to Restated Revolving Credit and Term Loan Agreement.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) A copy of the Sixth Amendment to Restated Revolving Credit and Term Loan Agreement is filed herewith as Exhibit 1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AAON, INC.



Date:  March 18, 1996               By:  /s/ John B. Johnson, Jr.
                                        ---------------------------------------
                                        John B. Johnson, Jr., Secretary

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